Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 33 to Registration Statement No. 2-60836 of Merrill Lynch Small Cap Value Fund, Inc. (the “Fund”) on Form N-1A of our reports dated May 20, 2003 for the Fund and Master Small Cap Value Trust, respectively, both appearing in the March 31, 2003 Annual Report of the Fund, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey July 16, 2003